ESCROW AGREEMENT

Schedule C to Shareholders Agreement

Between:

                                JAMES N. RODGERS
                            of the City of Vancouver,
                          Province of British Columbia,
                                     Canada
                     (hereinafter referred to as "Rodgers")

                                                              OF THE FIRST PART,

And

                                 EDWIN W. AUSTIN
                             of the City of Toronto,
                              Province of Ontario,
                                     Canada
                      (hereinafter referred to as "Austin")

                                                             OF THE SECOND PART,
And

                                JOHN J. PRITCHARD

                  of the City of Toronto, Province of Ontario,
                                     Canada
                    (hereinafter referred to as "Pritchard")

                                                              OF THE THIRD PART,
And

                               JASON 14. FIGUEROA

                  of the City of Toronto, Province of Ontario,
                                     Canada
                     (hereinafter referred to as "Figueroa")

                                                             OF THE FOURTH PART,


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And

                              MENTOR ON CALL, INC.
             A corporation existing under the laws of Nevada, U.S.A.
                      (hereinafter referred to as "Mentor")

                                                              OF THE FIFTH PART,


And

                          MENTOR OF CALLHOLDINGS, INC.
                  An I. .B.C. under the laws of Barbados, W.I.
             (hereinafter referred to as "Holdings or Corporation")

                                                              OF THE SIXTH PART.

And

                          ___________TRUST CORPORATION
            A corporation incorporated pursuant to the laws of Canada
                    (hereinafter referred to as "Depositary")

                                                             OF THE SEVENTH PART



                                    RECITALS

         WHEREAS THE AUTHORIZED CAPITAL OF MENTOR CONSISTS OF 100,000,000 COMMON SHARES OF which 4,500,000 free trading common shares are issued and outstanding;

         AND WHEREAS HOLDINGS WILL BE THE REGISTERED OWNER OF 9,350,000 RESTRICTED SHARES;

         AND WHEREAS RODGERS, AUSTIN, PRITCHARD AND FIGUEROA (OR NOMINEES) own in equal amounts as the registered and beneficial owners all of the issued and outstanding and authorized shares of Holdings;

         AND WHEREAS RODGERS, AUSTIN, PRITCHARD, FIGUEROA, MENTOR AND HOLDINGS WISH TO deposit these shares in escrow with a suitable Trust Company in Canada who will attorn to the provisions of this Agreement which is attached as Schedule C to a Shareholders Agreement amongst the same six parts outlined herein, in respect of other matters set forth in this Agreement;

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT IN CONSIDERATION OF THE respective covenants and agreements of the parties contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties) it is hereby agreed as follows:

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1.       DEFINIT1ONS

         In  this   Agreement,   unless   there  is  something  in  the  context
inconsistent therewith, terms used herein and not defined herein shall have the meanings respectively ascribed to them in the Unanimous Shareholder Agreement.

2.       SHARES TO BE DEPOSITED WITH THE DEPOSITARY

         All share certificates representing Shares shall be delivered to the Depositary and shall be held by the Depositary to be dealt with in accordance with the terms hereof and in accordance with the relevant provisions of the Unanimous Shareholder Agreement.

3.       ISSUANCE OF DEPOSIT RECEIPTS

         The Depositary will issue in the name of and deliver to each Shareholder who deposits with the Depositary a certificate or certificates representing Shares a receipt (the "Deposit Receipt") in a valid and legally binding form.

4.       TRANSFER OF SHARES

         Deposit Receipts shall not be transferrable. In the event of a transfer of Shares that has been made in accordance with the provisions of the Unanimous Shareholder Agreement, upon delivery to the Depositary of:

         (a) the relevant Deposit Receipt; and

         (b) written evidence satisfactory to the Depositary that the transfer of Shares has been made in accordance with the provisions of the Unanimous Shareholder Agreement,

the certificate representing such Shares shall be returned by the Depositary to the relevant Company for cancellation and the relevant Company shall cancel such Share certificate and issue in the name of the transferee a new Share certificate evidencing the transferred Shares, which Share certificate shall be delivered by such Company to the Depositary to be dealt with in accordance with the terms of this Agreement and the relevant provisions of the Unanimous Shareholder Agreement. Upon receipt by the Depositary of such new Share certificate, it shall issue in the name of and deliver to such transferee a Deposit Receipt evidencing such transferee's rights to the deposited Share certificate, subject to the terms of this Agreement and the Unanimous Shareholder Agreement.

 5.      REGISTER OF HOLDERS OF DEPOSIT RECEIPTS

         The Depositary shall at all times treat and consider the registered holder of a Deposit Receipt

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on the books of the  Depositary  as the holder  thereof  for all  purposes.  The
Depositary shall keep at its principal office in the City of Toronto a register of the names and addresses of the holders of all Deposit Receipts issued.

         The Depositary shall at all times ensure that the aggregate number of Shares of any Company represented by Share certificates held by it hereunder is equivalent to the aggregate number of Shares of such Company represented by the outstanding Deposit Receipts with respect to Shares of such Company issued by the Depositary.

6.       RIGHT TO RECEIVE SHARES

         On the termination of the Unanimous Shareholder Agreement, each Deposit Receipt shall entitle the registered holder thereof, or his executors, administrators, legal personal representatives or successors, or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Depositary, as the case maybe, to certificates representing the number of Shares represented thereby on surrender of such Deposit Receipt, duly endorsed with signature guaranteed by a Canadian chartered bank, at the principal office of the Depositary in the City of Toronto.

7.       RELEASE OF SHARES AND PROCEEDS OF SALE

         Each party agrees that, except as otherwise expressly provided herein, the Shares represented by certificates deposited with the Depositary in accordance with the terms hereof shall not be released by the Depositary except on termination of the Unanimous Shareholder Agreement and that each such party will not request nor be entitled to the release of certificates except on such basis.

         However, by Unanimous Instruction of All Shareholders, in writing, (the "Instructions")with signatures guaranteed by a Canadian chartered bank, the Preference Rights after conversion to Common Shares of Mentor may be sold, in amounts and at prices, as directed in writing by said Instructions with proceeds of sale deposited in the account of Holdings, with banking co-ordinates as directed by the Instructions.

8.       ACCEPTANCE OF TRUSTS

         The Depositary hereby accepts the trust imposed upon it hereunder and acknowledges, declares and confirms that:

         (a) it will hold the certificates representing Shares subject to the provisions hereof;

         (b) it does not and will not have any beneficial interest in the Shares in respect of which certificates have been delivered to it pursuant to this Agreement; and

         (c) beneficial ownership of the Shares of each Company and all other rights of

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ownership  with  respect  thereto  shall  remain with the  Shareholders  of such
Company.

9.       COMPENSATION

         The Depositary shall be reimbursed by the Corporation for its reasonable disbursements incurred in carrying out its obligations under this Agreement and, in addition, shall be paid a fee by the Corporation in such amount as may be agreed upon from time to time by the Depositary and the Corporation. The Depositary shall be entitled from time to time to consult legal counsel in connection with its obligations hereunder and the Depositary shall be entitled to be reimbursed by the Corporation for the reasonable disbursements incurred and reasonable fees charged by such counsel.

 10.     INDEMNITY

         Except as hereinafter provided, the Corporation agrees to indemnify and save the Depositary harmless from and against any and all claims, demands, actions, causes of action and liabilities that may be made or commenced against or incurred by the Depositary and that arise directly from the performance of its obligations hereunder (except such as arise from negligence or a breach of any duty of the Depositary). The indemnity provided in this section shall not apply unless:

         (a) as soon as is practicable after the Depositary has received notice of any such claim, demand, action, cause of action or liability, the Depositary gives notice thereof to each of the persons who is registered at that time as a holder of Deposit Receipts of the register maintained by the Depositary hereunder;

         (b) the Depositary authorizes the Corporation to settle, compromise or defend such claim, demand, action, cause of action or liability as the Corporation, in its sole discretion, considers advisable without any interference or prejudicial action by the Depositary; and

         (c) in connection with any such settlement, compromise or defense, the Depositary cooperates fully with the Corporation.

         The Depositary shall be deemed to have received notice of a demand, claim or proceeding when the Manager, Corporate Trust Department, of the Depositary is notified thereof.

11.      DEPOSITARY' S RESIGNATION OR REMOVAL

         The Depositary may resign and discharge itself from the obligations assumed by it hereunder by giving three months' notice in writing thereof to each of the persons who is registered at that time as a holder of Deposit Receipts on the register maintained by the Depositary hereunder. Mentor or Holdings may remove the Depositary from its position as Depositary hereunder by giving to the Depositary notice in writing to that effect signed by each of the persons who is registered at that time as a holder of Deposit Receipt on the register maintained by the Depositary hereunder, such removal to be effective upon the latest of

         (A) THE DAY THE NOTICE IS GIVEN;

         (b) if so specified in the notice, the date of the appointment of a new depositary hereunder; and

         (c) any other date specified in the notice.

         The Depositary hereby agrees to execute all such transfers and other documents and to do all such other acts and things as may reasonably be requested by the Corporation in order that a new depositary may be substituted hereunder for the Depositary. Upon a new depositary acceptable to the
Corporation executing and delivering a counterpart of this Agreement, or otherwise agreeing to be bound by the provisions hereof; such new depositary shall be deemed to be the Depositary for all purposes of this Agreement.

12.      PROTECTION OF DEPOSITARY

         By way of supplement to the provisions of law or of any statute for the time being in effect, it is agreed that:

         (a) the Depositary shall not incur any liability nor responsibility by reason of any error of law or mistake of fact or by reason of any matter or thing done or omitted to be done under or in relation to this Agreement unless such error, mistake, matter or thing constitutes or arises from negligence, lack of good faith or wilful or wrongful neglect or default on the part of the Depositary; and

         (b) the Depositary may act in good faith on the opinion or advice of any lawyer, broker or other expert and shall not be responsible for any loss occasioned by so acting, and shall incur no liability or responsibility for deciding in good faith not to act upon any such opinion or advice.

13.      CHANGE OF DEPOSITED SECURITIIE S

         The parties hereto agree that the provisions of this Agreement relating to the deposited certificates representing Shares shall apply, mutatis mutandis, to any certificates or other instruments representing shares or securities into which such Shares may be converted, changed, reclassified, redivided, redesignated, subdivided or consolidated, or representing any shares or other securities that are received by the registered holder of such Shares as a stock dividend or distribution payable in shares or other securities or representing any shares or other securities of any successor or continuing Company or corporation that may be received by the registered holder of such Shares on a reorganization, amalgamation, consolidation or merger, statutory or otherwise.

14.      AMENDMENTS

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         This  Agreement  may not be amended  except with the approval of all of the parties hereto from time to time, signified in writing.

 15.     COUNTERPARTS AND FACSIMILE

         This Agreement may be executed in several counterparts, each of which when executed by any of the parties shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

16. GOVERNING LAW

         THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO, AND EACH PARTY HEREBY IRREVOCABLY ATTORNS TO THE JURISDICTION OF THE COURTS OF SUCH Province.

17. HEADINGS, SEVERABILITY, SUCCESSORS, NOTICE, NUMBER AND GENDER

         AS DEFINED IN THE SHAREHOLDERS AGREEMENT TO WHICH THIS ESCROW AGREEMENT IS ATTACHED AS Schedule C.

IN WITNESS WHEREOF THIS AGREEMENT HAS BEEN EXECUTED BY THE PARTIES ON THE 18TH DAY OF JANUARY, 2000.

SIGNED, SEALED AND DELIVERED
BY:

JAMES N. RODGER                                   EDWIN W. AUSTIN

JOH J. PRITCHARD                                  JASON 14. FIGUEROA

THE CORPORATE SEAL OF MENTOR INTERNET, INC.
was attached and signed by a duly authorized officer of same:

                                                    C/S

THE CORPORATE SEAL OF MENTOR HOLDINGS, INC.
was attached and signed by a duly authorized officer of same:

                                                    C/S

THE CORPORATE SEAL OF

TRUST COMPANY WAS ATTACHED
and duly signed by a duly authorized officer of same:


                                                     C/S